UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2025

Blackstone Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue
New York, New York 10154
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(212) 583-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

Certain Preliminary Estimated Unaudited Financial Results for the year ended December 31, 2024

On January 29, 2025, Blackstone Real Estate Income Trust, Inc., a Maryland corporation ("BREIT" or the “Company”), announced preliminary estimated unaudited same property net operating income (“NOI”) for the year ended December 31, 2024. Based upon preliminary estimated financial results, the Company expects same property NOI for the year ended December 31, 2024 to have increased more than 4% from the same period in the prior year (based on the midpoint of the preliminary estimated range of same property NOI). This data is not a comprehensive statement of the Company’s financial results for the year ended December 31, 2024, and the Company’s actual results may differ materially from this preliminary estimated data.

NOI is a supplemental non-Generally Accepted Accounting Principles ("GAAP") measure of the Company’s property operating results that the Company believes is meaningful because it enables management to evaluate the impact of occupancy, rents, leasing activity, and other controllable property operating results at the Company’s real estate. The Company defines NOI as operating revenues less operating expenses, which exclude (i) impairment of investments in real estate, (ii) depreciation and amortization, (iii) straight-line rental income and expense, (iv) amortization of above- and below-market lease intangibles, (v) amortization of accumulated unrealized gains on derivatives previously recognized in other comprehensive income, (vi) lease termination fees, (vii) property expenses not core to the operations of such properties, and (viii) other non-property related revenue and expense items such as (a) general and administrative expenses, (b) management fee, (c) performance participation allocation, (d) incentive compensation awards, (e) income from investments in real estate debt, (f) change in net assets of consolidated securitization vehicles, (g) loss from interest rate derivatives, (h) net gain on dispositions of real estate, (i) interest expense, (j) loss on extinguishment of debt, (k) other income (expense), and (l) similar adjustments for NOI attributable to non-controlling interests and unconsolidated entities.

The Company evaluates its consolidated results of operations on a same property basis, which allows the Company to analyze its property operating results excluding acquisitions and dispositions during the periods under comparison. Properties in the Company’s portfolio are considered same property if they were owned for the full periods presented, otherwise they are considered non-same property. Recently developed properties are not included in same property results until the properties have achieved stabilization for both full periods presented. We define stabilization for the property as the earlier of (i) achieving 90% occupancy, (ii) 12 months after receiving a certificate of occupancy, or (iii) for Data Centers 12 months after receiving a certificate of occupancy and greater than 50% of its critical IT capacity has been built. Certain assets are excluded from same property results and are considered non-same property, including (i) properties held-for-sale, (ii) properties that are being re-developed, (iii) properties identified for future sale, and (iv) interests in unconsolidated entities under contract for sale with hard deposit or other factors ensuring the buyer’s performance. The Company does not consider its investments in the real estate debt segment or equity securities to be same property.

Same property NOI assists in eliminating disparities in net income due to the acquisition, disposition, development, or redevelopment of properties during the periods presented, and therefore the Company believes it provides a meaningful performance measure for the comparison of the operating performance of the Company’s properties, which it believes is useful to investors. The Company’s same property NOI may not be comparable to that of other companies and should not be considered to be more relevant or accurate in evaluating the Company’s operating performance than the Company's GAAP net income (loss).

While the Company currently expects its results for the year ended December 31, 2024 to be within the ranges set forth below, the audit of the Company’s financial statements for the year ended December 31, 2024 has not been completed. During the course of the Company’s preparation of its financial statements and related notes and the completion of the audit for the year ended December 31, 2024, additional adjustments to the preliminary estimated financial information presented below may be identified. Any such adjustments may be material. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data, and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

The following table reconciles preliminary estimated GAAP net loss to preliminary estimated same property NOI for the years ended December 31, 2024 and 2023 (Unaudited, $ in thousands):

	Year Ended December 31,
	2024		2023
	Estimated		Actual
	Low	High
Net loss	$(928,215)	$(975,815)	$(979,961)
Adjustments to reconcile to same property NOI
Management fee	713,643	713,643	839,237
Depreciation and amortization	3,484,091	3,662,763	3,811,218
Loss (income) from unconsolidated entities	80,516	84,646	(119,941)
Income from investments in real estate debt	(726,273)	(763,517)	(798,164)
Change in net assets of consolidated securitization vehicles	(196,574)	(206,654)	(191,703)
Loss from interest rate derivatives	202,980	213,390	755,519
Net gain on dispositions of real estate	(2,076,949)	(2,183,459)	(1,935,021)
Interest expense	3,252,471	3,419,265	3,072,741
Other	1,127,284	1,221,690	808,032
NOI from unconsolidated entities	843,419	886,671	810,923
NOI attributable to non-controlling interests in third party joint ventures and BREIT OP unit holders	(462,723)	(486,453)	(447,230)
NOI attributable to BREIT stockholders	5,313,670	5,586,170	5,625,650
Less: Non-same property NOI attributable to BREIT stockholders	598,092	628,764	979,533
Same property NOI attributable to BREIT stockholders	$4,715,578	$4,957,406	$4,646,117

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “identified,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction” or other similar words or the negatives thereof. These may include financial estimates and their underlying assumptions, statements about plans, objectives, intentions, and expectations with respect to positioning, including the impact of macroeconomic trends and market forces, future operations, repurchases, acquisitions, future performance and statements regarding identified but not yet closed acquisitions and pre-leased but not yet occupied development properties. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in BREIT’s prospectus and annual report for the most recent fiscal year, and any such updated factors included in BREIT’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this website (or BREIT’s public filings). Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: January 29, 2025
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer and Secretary